US-DOCS\168825189.2 FIRST AMENDMENT TO TRANSITION SERVICES AGREEMENT This First Amendment to Transition Services Agreement (this “Amendment”), is entered into as of May 4, 2026 but effective as of July 1, 2026 (the “Amendment Effective Date”), by and between Lineage Logistics Holdings, LLC, a Delaware limited liability company (the “Company”), and Bay Grove Management Company, LLC, a Delaware limited liability company (“Bay Grove”). The Company and Bay Grove are each referred to herein individually as a “Party” and, collectively, as the “Parties.” Capitalized terms used but not otherwise defined in this Amendment shall have the meanings given to them in the Agreement. RECITALS: A. Pursuant to that certain Transition Services Agreement dated as of July 24, 2024 (the “Agreement”), the Company engaged Bay Grove to perform Transition Services as more particularly set forth in the Agreement. B. Certain employees of Bay Grove are being employed by the Company’s subsidiary during the term of the Agreement. C. In connection with such employee transitions, the Parties desire to reduce the Annual Fee payable under the Agreement and to set forth certain acknowledgements and mutual indemnification obligations with respect to employee compensation matters. D. The Parties desire to amend the Agreement, but only upon the terms and conditions set forth in this Amendment. AGREEMENT: NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual covenants and agreements contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows: 1. Fees. The first sentence of Section 3(a) of the Agreement is hereby amended and restated in its entity as set forth below: “In consideration of the performance of the Transition Services contemplated by Section 2(a) hereof, the Company agrees to pay to Bay Grove (or its designee) a non-refundable and non-cancelable annual fee (the “Annual Fee”) for a period of three years until the third anniversary of the Closing as follows: (i) for the period from the Closing through June 30, 2026, the Annual Fee shall accrue at a rate of $8,000,000 per annum; and (ii) for the period from the Amendment Effective Date through the third anniversary of the Closing, the Annual Fee shall accrue at a rate of $6,800,000 per annum.” 2. Employee Compensation Acknowledgements. Each of Bay Grove and the Company hereby acknowledges and agrees that (a) Bay Grove shall be solely responsible for one hundred percent (100%) of its compensation, benefits and perquisites obligations (as applicable)

2 to or in respect of its employees relating to their employment with Bay Grove, including any salary, bonus, severance, compensation guarantees, equity linked awards, or other compensation for services, any employer taxes imposed with respect to any such compensation or benefits obligations, and the withholding of any taxes with respect thereto (collectively, “Compensation Obligations”), including for any employees that have employment positions with both Bay Grove and the Company’s subsidiary, and (b) the Company’s subsidiary shall be solely responsible for one hundred percent (100%) of its Compensation Obligations to or in respect of its employees relating to their employment with the Company’ subsidiary, including for any employees that have employment positions with both Bay Grove and the Company’s subsidiary. For the avoidance of doubt, (i) neither Party shall have any obligation to pay, contribute to, or otherwise be responsible for any Compensation Obligation(s) of other Party to or in respect any of such other Party’s employees arising in connection with employment with the other Party, regardless of whether such employees have employment positions with both Parties, and (ii) the Parties acknowledge and agree that, with respect to employees who are employed by both Bay Grove and the Company’s subsidiary, such employment with both Parties shall not constitute a violation or breach of any exclusivity or similar obligation owed by such employee to either such Party. 3. Mutual Indemnification for Employee Compensation Claims. (a) Notwithstanding anything to the contrary in Section 9 of the Agreement, the Company agrees, and agrees to cause each subsidiary of the Company to jointly and severally indemnify, defend, exonerate and hold harmless, to the fullest extent permitted by applicable law, the Bay Grove Related Parties from and against any and all actions, causes of action, suits, proceedings, claims or threatened claims, liabilities, losses, damages, costs and expenses (including, without limitation reasonable and documented attorneys’, accountants’ and consultants’ fees, expenses and disbursements), arising out of, incurred in connection with or as a result of, or in any way relating to, any Compensation Obligations of the Company’s subsidiary to or in respect of any of its employees arising in connection with employment with the Company’s subsidiary, including any employees that have or had employment positions with both Bay Grove and the Company’s subsidiary, and any claims arising under or in connection with the Company’s subsidiary’s employment of any such employees. (b) Bay Grove agrees to indemnify, defend, exonerate and hold harmless, to the fullest extent permitted by applicable law, the Company and each of its subsidiaries, and their respective former, current or future partners, members, stockholders, affiliates, associates, officers, directors, employees, controlling persons, agents and representatives (collectively, the “Company Related Parties”), from and against any and all actions, causes of action, suits, proceedings, claims or threatened claims, liabilities, losses, damages, costs and expenses (including, without limitation, reasonable and documented attorneys’, accountants’ and consultants’ fees, expenses and disbursements), arising out of, incurred in connection with or as a result of, or in any way relating to, Compensation Obligations of Bay Grove to or in respect of any of its employees arising in connection with employment with Bay Grove, including any employees that have or had employment positions with both Bay Grove and the Company’s subsidiary, and any claims arising under or in connection with Bay Grove’s employment of any such employees.

3 (c) The indemnification obligations set forth in this Section 3 shall survive the termination of the Agreement and this Amendment, and shall be in addition to, and not in limitation of, any other indemnification obligations set forth in the Agreement. 4. Effect of Amendment. Except to the extent modified by this Amendment, the Agreement remains in full force and effect. If any provisions of this Amendment contradict or are inconsistent with any provision of the Agreement, then the provisions of this Amendment shall prevail. 5. Counterparts; Electronic Signatures and Effectiveness. This Amendment may be executed in two or more counterparts, and by different Parties on separate counterparts. Each set of counterparts showing execution by all Parties shall be deemed an original, and shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall include images of manually executed signatures transmitted by electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper- based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. [Signature pages to follow]

[Signature Page to First Amendment to Transition Services Agreement] IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed and delivered by their duly authorized officers or agents as of the date first referenced above. BAY GROVE MANAGEMENT COMPANY, LLC By: /s/ Adam Forste Name: Adam Forste Title: Authorized Person LINEAGE LOGISTICS HOLDINGS, LLC By: Lineage OP, LP Its: Managing Member By: Lineage, Inc. Its: General Partner By: /s/ Robb LeMasters Name: Robb LeMasters Title: Chief Financial Officer